Intangible Royalty Assets, Net - Schedule of Intangible Royalty Interests (Detail) - USD ($) $ in Thousands	Jun. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Finite-Lived Intangible Assets [Line Items]
Cost	$ 606,216	$ 606,216
Accumulated amortization	565,958	554,492
Net carrying value	40,258	51,724	$ 75,648
DPP-IV Inhibitors
Finite-Lived Intangible Assets [Line Items]
Cost	606,216	606,216	606,216
Accumulated amortization	565,958	554,492	530,568
Net carrying value	$ 40,258	$ 51,724	$ 75,648